LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$594,615,000 (Approximate)

STRUCTURED ASSET SECURITIES CORPORATION,

SERIES 2005-OPT1

SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Fitch)
A1(4)	301,071,000	1 M LIBOR	1.00	1-23	14.15%	TBD	11/25/2035	AAA/AAA
A2(4)	145,572,000	[5.20]%	2.95	23-60	14.15%	N/A	11/25/2035	AAA/AAA
A3(4)	52,231,000	1 M LIBOR	5.59	60-68	14.15%	TBD	11/25/2035	AAA/AAA
A4-M(5)	18,064,000	1 M LIBOR	2.05	1-68	14.15%	TBD	11/25/2035	AAA/NR
M1	24,688,000	1 M LIBOR	4.25	42-68	10.05%	TBD	11/25/2035	AA+/NR
M2	18,365,000	1 M LIBOR	4.14	40-68	7.00%	TBD	11/25/2035	AA/NR
M3	4,817,000	1 M LIBOR	4.09	39-68	6.20%	TBD	11/25/2035	AA-/NR
M4	6,624,000	1 M LIBOR	4.07	39-68	5.10%	TBD	11/25/2035	A+/NR
M5	5,118,000	1 M LIBOR	4.06	38-68	4.25%	TBD	11/25/2035	A/NR
M6	5,118,000	1 M LIBOR	4.03	38-68	3.40%	TBD	11/25/2035	A-/NR
M7	3,011,000	1 M LIBOR	4.03	38-68	2.90%	TBD	11/25/2035	BBB+/NR
M8	3,011,000	1 M LIBOR	4.02	37-68	2.40%	TBD	11/25/2035	BBB/NR
M9	3,914,000	1 M LIBOR	3.88	37-66	1.75%	TBD	11/25/2035	BBB-/NR
B	3,011,000	[6.00]%	3.66	37-57	1.25%	N/A	11/25/2035	BB+/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Fitch)
A1(4)	301,071,000	1 M LIBOR	1.00	1-23	14.15%	TBD	11/25/2035	AAA/AAA
A2(4)	145,572,000	[5.20]%	2.95	23-60	14.15%	N/A	11/25/2035	AAA/AAA
A3(4)	52,231,000	1 M LIBOR	7.14	60-147	14.15%	TBD	11/25/2035	AAA/AAA
A4-M(5)	18,064,000	1 M LIBOR	2.21	1-147	14.15%	TBD	11/25/2035	AAA/NR
M1	24,688,000	1 M LIBOR	4.59	42-113	10.05%	TBD	11/25/2035	AA+/NR
M2	18,365,000	1 M LIBOR	4.43	40-104	7.00%	TBD	11/25/2035	AA/NR
M3	4,817,000	1 M LIBOR	4.35	39-94	6.20%	TBD	11/25/2035	AA-/NR
M4	6,624,000	1 M LIBOR	4.30	39-91	5.10%	TBD	11/25/2035	A+/NR
M5	5,118,000	1 M LIBOR	4.24	38-86	4.25%	TBD	11/25/2035	A/NR
M6	5,118,000	1 M LIBOR	4.17	38-81	3.40%	TBD	11/25/2035	A-/NR
M7	3,011,000	1 M LIBOR	4.10	38-75	2.90%	TBD	11/25/2035	BBB+/NR
M8	3,011,000	1 M LIBOR	4.03	37-71	2.40%	TBD	11/25/2035	BBB/NR
M9	3,914,000	1 M LIBOR	3.88	37-66	1.75%	TBD	11/25/2035	BBB-/NR
B	3,011,000	[6.00]%	3.66	37-57	1.25%	N/A	11/25/2035	BB+/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes a speed of 15% CPR for the first month in the life of the loan gradually increasing to 35% CPR in month 12, remaining constant at 30% CPR for months 13 through 23, remaining constant at 50% CPR for months 24 through 26 and remaining constant at 35% CPR for month 27 and thereafter.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 1.25%.

(4)

The Class A1, Class A2 and Class A3 Certificates are the Senior Certificates.

(5)

The Class A4-M Certificates are the Subordinate Senior Certificates.

Origination and Servicing

Option One Mortgage Corporation has originated all of the Mortgage Loans and will be the Servicer for the securitization.

Credit Risk Manager

MortgageRamp, LLC (“MortgageRamp”) will act as a credit risk manager on behalf of the Trust.  MortgageRamp’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MortgageRamp’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1, Class A2 and Class A3 Certificates pro rata to the Class A4-M Certificates, in proportion to their outstanding balance, concurrently as follows:

a)

To the Class A1, Class A2 and Class A3 Certificates, sequentially and in that order, until reduced to zero; and

b)

To the Class A4-M Certificates, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal will be allocated to the Class A1, Class A2, Class A3 and Class A4-M Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates and Subordinate Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until the credit enhancement behind each Class is equal to two times the related initial credit enhancement percentage.

The Stepdown Date is the earlier of (x) the first Distribution Date following the Distribution Date on which the aggregate Class Principal Amount of the Senior Certificates and the Subordinate Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to approximately 28.30% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The “Interest Rate” for the Class A1, A3, A4-M, M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Interest Rate” for the Class A2 and B Certificates (the “Fixed Rate Certificates”) will be equal to the lesser of (i) the stated rate and (ii) the Net Funds Cap.  Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on November 23, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Fixed Rate Certificates for each Distribution Date will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay the Servicing Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement;

(3)

To pay Current Interest and Carryforward Interest to the Class A1, Class A2, Class A3 and Class A4-M Certificates, on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order;

(5)

To pay the Credit Risk Manager Fee;

(6)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(7)

Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(8)

To pay sequentially to the Class A4-M, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts;

(9)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, Class A2, Class A3 and Class A4-M Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(10)

 To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(11)

To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  Payments on both legs of the swap are calculated on an actual/360 basis.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	100,665,000	4.89
2	432,214,000	4.50	32	93,941,000	4.90
3	414,438,000	4.57	33	88,453,000	4.90
4	397,203,000	4.68	34	83,962,000	4.91
5	380,493,000	4.76	35	79,693,000	4.92
6	364,291,000	4.82	36	75,634,000	4.92
7	348,583,000	4.85	37	71,774,000	4.93
8	333,354,000	4.85	38	71,114,000	4.94
9	318,588,000	4.86	39	67,624,000	4.94
10	304,271,000	4.87	40	64,304,000	4.95
11	290,391,000	4.88	41	61,147,000	4.96
12	276,933,000	4.87	42	58,145,000	4.97
13	260,874,000	4.91	43	55,290,000	4.97
14	244,913,000	4.86	44	52,574,000	4.98
15	229,081,000	4.84	45	49,993,000	4.99
16	213,406,000	4.83	46	47,537,000	5.00
17	197,918,000	4.83	47	45,202,000	5.01
18	182,642,000	4.83	48	42,982,000	5.02
19	167,605,000	4.83	49	40,871,000	5.03
20	152,830,000	4.83	50	38,862,000	5.04
21	138,340,000	4.84	51	36,953,000	5.05
22	130,246,000	4.84	52	35,137,000	5.06
23	130,311,000	4.84	53	33,410,000	5.07
24	130,374,000	4.85	54	31,768,000	5.07
25	130,580,000	4.85	55	30,207,000	5.08
26	130,692,000	4.86	56	28,722,000	5.08
27	130,790,000	4.87	57	27,310,000	5.08
28	130,864,000	4.87	58	25,967,000	5.08
29	119,246,000	4.88	59	24,689,000	5.08
30	108,948,000	4.89	60	23,470,000	5.08

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3 and A4-M Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(6)

To pay sequentially to the Class A4-M, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts(1), to the extent not yet paid;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3 and A4-M Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificate.

(1)

Amounts paid under steps (5) and (6) must be limited to cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the Optimal Interest Remittance Amount (as defined below) for such date over (ii) any Net Swap Payment and any Net Swap Termination Payment due to the Swap Counterparty and (2) 12, and the denominator of which is the pool balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided, however, that with respect to the Fixed Rate Certificates, clause (b) above will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the Net Mortgage Rates (as defined below), as of the first day of the related collection period divided by (y) 12 and (B) the pool balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, the Class M Certificates in inverse order of priority and the Class A4-M Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount.”  The balance of the Class A1, A2 and A3 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for the Class A4-M Certificates, the Class M Certificates and the Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A3 and A4-M Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8 and M9 Certificates will increase to 1.5 times their initial margins.  The stated rate on the Class A2 and B Certificates will increase by 0.50%.

Credit Enhancement

Subordination

Classes A1, A2 and A3 will have limited protection by means of the subordination of the Class A4-M Certificates, Class M Certificates and the Class B Certificates.  Classes A1, A2, A3 and A4-M will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class A4-M Certificates, Class M Certificates and Class B Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero, then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero and then to the Class A4-M Certificates, until reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

Prior to the Stepdown Date, the OC Target with respect to any Distribution Date is equal to the initial OC, which is approximately 1.25% of the Cut-off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal to the greater of (i) the lesser of (a) 1.25% of the Cut-off Date collateral balance and (b) 2.50% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 56.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

December 2008 to November 2009

3.20% for the first month, plus an additional 1/12th of 1.05% for each month thereafter

December 2009 to November 2010

4.25% for the first month, plus an additional 1/12th of

0.80% for each month thereafter

December 2010 to November 2011

5.05% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

December 2011 and thereafter

5.30%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

 “Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Mona Solar	(212) 438-2668
Fitch	Wen Hsu	(212) 908-0633

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-OPT1
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Lead Underwriter:	Lehman Brothers Inc.
Credit Risk Manager:	MortgageRamp, LLC
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in December 2005.
Statistical Cut-off Date:	Approximately 97.17% of the Mortgage Loans are as of October 10, 2005. Approximately 2.83% of the Mortgage Loans are as of October 14, 2005.
Cut-Off Date:	November 1, 2005
Pricing Date:	Week of November 7, 2005
Closing Date:	November 23, 2005
Settlement Date:	November 23, 2005
Delay Days:	0 day delay for LIBOR Certificates 24 day delay for Fixed Rate Certificates
Dated Date:	November 23, 2005
Day Count:	Actual/360 for LIBOR Certificates 30/360 for Fixed Rate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	[0.010% of the loan principal balance annually, provided however, that the aggregate credit risk manager’s fee for each Distribution Date will not be less than $1,500.]
Servicing Fee:

The servicing fee for approximately 97.17% of the Mortgage Loans is equal to 0.30% of the loan principal balance annually for the first 10 Distribution Dates, 0.40% of the loan principal balance annually for Distribution Dates 11 through 30, and 0.65% of the loan principal balance annually thereafter. The servicing fee for approximately 2.83% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.

Clearing/Registration:	Book-entry through DTC, Euroclear and Clearstream
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3 and A4-M. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of the Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPC(1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.91	1.30	1.00	0.80	0.66
Window (mos)	1-49	1-32	1-23	1-20	1-16
Expected Final Mat.	12/25/2009	7/25/2008	10/25/2007	7/25/2007	3/25/2007

Class A2
Avg. Life (yrs)	6.69	4.35	2.95	2.10	1.75
Window (mos)	49-127	32-84	23-60	20-33	16-26
Expected Final Mat.	6/25/2016	11/25/2012	11/25/2010	8/25/2008	1/25/2008

Class A3
Avg. Life (yrs)	11.62	7.66	5.59	3.80	2.48
Window (mos)	127-141	84-93	60-68	33-52	26-34
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	9/25/2008

Class A4-M
Avg. Life (yrs)	4.32	2.86	2.05	1.50	1.17
Window (mos)	1-141	1-93	1-68	1-52	1-34
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	9/25/2008

Class M1
Avg. Life (yrs)	7.79	5.19	4.25	4.21	3.36
Window (mos)	46-141	38-93	42-68	47-52	34-41
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	4/25/2009

Class M2
Avg. Life (yrs)	7.79	5.18	4.14	3.85	3.42
Window (mos)	46-141	38-93	40-68	42-52	41-41
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	4/25/2009

Class M3
Avg. Life (yrs)	7.79	5.18	4.09	3.71	3.42
Window (mos)	46-141	38-93	39-68	42-52	41-41
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	4/25/2009

Class M4
Avg. Life (yrs)	7.79	5.16	4.07	3.65	3.41
Window (mos)	46-141	37-93	39-68	40-52	40-41
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	4/25/2009

Class M5
Avg. Life (yrs)	7.79	5.16	4.06	3.59	3.33
Window (mos)	46-141	37-93	38-68	40-52	39-41
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	4/25/2009

Class M6
Avg. Life (yrs)	7.79	5.16	4.03	3.55	3.25
Window (mos)	46-141	37-93	38-68	39-52	38-41
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	4/25/2009

(1)

Assumes 100% of the Prepayment Assumption as described on page 1.

Sensitivity Analysis – To 10% Call

% PPC(1)	50%	75%	100%	125%	150%

Class M7
Avg. Life (yrs)	7.79	5.16	4.03	3.54	3.21
Window (mos)	46-141	37-93	38-68	39-52	37-41
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	4/25/2009

Class M8
Avg. Life (yrs)	7.78	5.16	4.02	3.48	3.15
Window (mos)	46-141	37-93	37-68	38-52	37-41
Expected Final Mat.	8/25/2017	8/25/2013	7/25/2011	3/25/2010	4/25/2009

Class M9
Avg. Life (yrs)	7.56	5.01	3.88	3.39	3.05
Window (mos)	46-137	37-91	37-66	38-50	36-39
Expected Final Mat.	4/25/2017	6/25/2013	5/25/2011	1/25/2010	2/25/2009

Class B
Avg. Life (yrs)	7.12	4.72	3.66	3.20	2.99
Window (mos)	46-120	37-79	37-57	37-43	35-36
Expected Final Mat.	11/25/2015	6/25/2012	8/25/2010	6/25/2009	11/25/2008

(1)

Assumes 100% of the Prepayment Assumption as described on page 1.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.49	0.95	0.68
Window (mos)	1-41	1-25	1-18
Expected Final Mat.	4/25/2009	12/25/2007	5/25/2007

Class A2
Avg. Life (yrs)	5.66	3.45	2.11
Window (mos)	41-109	25-70	18-35
Expected Final Mat.	12/25/2014	9/25/2011	10/25/2008

Class A3
Avg. Life (yrs)	9.98	6.43	4.37
Window (mos)	109-121	70-78	35-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class A4-M
Avg. Life (yrs)	3.59	2.25	1.48
Window (mos)	1-121	1-78	1-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class M1
Avg. Life (yrs)	6.62	4.57	4.25
Window (mos)	38-121	41-78	46-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class M2
Avg. Life (yrs)	6.62	4.50	3.92
Window (mos)	38-121	39-78	42-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class M3
Avg. Life (yrs)	6.62	4.48	3.79
Window (mos)	38-121	39-78	41-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class M4
Avg. Life (yrs)	6.62	4.46	3.74
Window (mos)	38-121	38-78	40-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class M5
Avg. Life (yrs)	6.62	4.45	3.70
Window (mos)	38-121	38-78	40-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class M6
Avg. Life (yrs)	6.62	4.45	3.65
Window (mos)	38-121	38-78	39-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class M7
Avg. Life (yrs)	6.62	4.44	3.64
Window (mos)	38-121	37-78	38-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class M8
Avg. Life (yrs)	6.62	4.41	3.59
Window (mos)	38-121	37-78	38-56
Expected Final Mat.	12/25/2015	5/25/2012	7/25/2010

Class M9
Avg. Life (yrs)	6.43	4.29	3.49
Window (mos)	38-118	37-76	38-54
Expected Final Mat.	9/25/2015	3/25/2012	5/25/2010

Class B
Avg. Life (yrs)	6.04	4.04	3.28
Window (mos)	38-103	37-66	37-46
Expected Final Mat.	6/25/2014	5/25/2011	9/25/2009

Sensitivity Analysis – To Maturity

% PPC(1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.91	1.30	1.00	0.80	0.66
Window (mos)	1-49	1-32	1-23	1-20	1-16
Expected Final Mat.	12/25/2009	7/25/2008	10/25/2007	7/25/2007	3/25/2007

Class A2
Avg. Life (yrs)	6.69	4.35	2.95	2.10	1.75
Window (mos)	49-127	32-84	23-60	20-33	16-26
Expected Final Mat.	6/25/2016	11/25/2012	11/25/2010	8/25/2008	1/25/2008

Class A3
Avg. Life (yrs)	14.75	9.85	7.14	4.94	2.48
Window (mos)	127-286	84-201	60-147	33-112	26-34
Expected Final Mat.	9/25/2029	8/25/2022	2/25/2018	3/25/2015	9/25/2008

Class A4-M
Avg. Life (yrs)	4.65	3.08	2.21	1.62	1.17
Window (mos)	1-286	1-201	1-147	1-112	1-34
Expected Final Mat.	9/25/2029	8/25/2022	2/25/2018	3/25/2015	9/25/2008

Class M1
Avg. Life (yrs)	8.48	5.67	4.59	4.51	5.13
Window (mos)	46-231	38-156	42-113	47-86	34-87
Expected Final Mat.	2/25/2025	11/25/2018	4/25/2015	1/25/2013	2/25/2013

Class M2
Avg. Life (yrs)	8.40	5.60	4.43	4.07	4.04
Window (mos)	46-214	38-144	40-104	42-79	44-62
Expected Final Mat.	9/25/2023	11/25/2017	7/25/2014	6/25/2012	1/25/2011

Class M3
Avg. Life (yrs)	8.33	5.55	4.35	3.90	3.69
Window (mos)	46-196	38-131	39-94	42-72	42-56
Expected Final Mat.	3/25/2022	10/25/2016	9/25/2013	11/25/2011	7/25/2010

Class M4
Avg. Life (yrs)	8.27	5.49	4.30	3.82	3.56
Window (mos)	46-189	37-126	39-91	40-69	40-54
Expected Final Mat.	8/25/2021	5/25/2016	6/25/2013	8/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	8.19	5.44	4.24	3.73	3.43
Window (mos)	46-179	37-119	38-86	40-65	39-51
Expected Final Mat.	10/25/2020	10/25/2015	1/25/2013	4/25/2011	2/25/2010

Class M6
Avg. Life (yrs)	8.08	5.36	4.17	3.65	3.32
Window (mos)	46-169	37-112	38-81	39-62	38-48
Expected Final Mat.	12/25/2019	3/25/2015	8/25/2012	1/25/2011	11/25/2009

(1)

Assumes 100% of the Prepayment Assumption as described on page 1.

Sensitivity Analysis – To Maturity

% PPC(1)	50%	75%	100%	125%	150%

Class M7
Avg. Life (yrs)	7.96	5.28	4.10	3.59	3.24
Window (mos)	46-157	37-104	38-75	39-57	37-45
Expected Final Mat.	12/25/2018	7/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M8
Avg. Life (yrs)	7.82	5.18	4.03	3.49	3.15
Window (mos)	46-148	37-98	37-71	38-54	37-42
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M9
Avg. Life (yrs)	7.56	5.01	3.88	3.39	3.05
Window (mos)	46-137	37-91	37-66	38-50	36-39
Expected Final Mat.	4/25/2017	6/25/2013	5/25/2011	1/25/2010	2/25/2009

Class B
Avg. Life (yrs)	7.12	4.72	3.66	3.20	2.99
Window (mos)	46-120	37-79	37-57	37-43	35-36
Expected Final Mat.	11/25/2015	6/25/2012	8/25/2010	6/25/2009	11/25/2008

(1)

Assumes 100% of the Prepayment Assumption as described on page 1.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.49	0.95	0.68
Window (mos)	1-41	1-25	1-18
Expected Final Mat.	4/25/2009	12/25/2007	5/25/2007

Class A2
Avg. Life (yrs)	5.66	3.45	2.11
Window (mos)	41-109	25-70	18-35
Expected Final Mat.	12/25/2014	9/25/2011	10/25/2008

Class A3
Avg. Life (yrs)	12.84	8.34	5.67
Window (mos)	109-257	70-173	35-123
Expected Final Mat.	4/25/2027	4/25/2020	2/25/2016

Class A4-M
Avg. Life (yrs)	3.89	2.45	1.62
Window (mos)	1-257	1-173	1-123
Expected Final Mat.	4/25/2027	4/25/2020	2/25/2016

Class M1
Avg. Life (yrs)	7.25	4.98	4.53
Window (mos)	38-203	41-133	46-94
Expected Final Mat.	10/25/2022	12/25/2016	9/25/2013

Class M2
Avg. Life (yrs)	7.18	4.87	4.16
Window (mos)	38-188	39-122	42-87
Expected Final Mat.	7/25/2021	1/25/2016	2/25/2013

Class M3
Avg. Life (yrs)	7.12	4.80	4.01
Window (mos)	38-171	39-111	41-78
Expected Final Mat.	2/25/2020	2/25/2015	5/25/2012

Class M4
Avg. Life (yrs)	7.07	4.75	3.93
Window (mos)	38-165	38-107	40-76
Expected Final Mat.	8/25/2019	10/25/2014	3/25/2012

Class M5
Avg. Life (yrs)	6.99	4.69	3.85
Window (mos)	38-155	38-100	40-71
Expected Final Mat.	10/25/2018	3/25/2014	10/25/2011

Class M6
Avg. Life (yrs)	6.89	4.62	3.76
Window (mos)	38-146	38-95	39-67
Expected Final Mat.	1/25/2018	10/25/2013	6/25/2011

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class M7
Avg. Life (yrs)	6.78	4.54	3.70
Window (mos)	38-136	37-87	38-62
Expected Final Mat.	3/25/2017	2/25/2013	1/25/2011

Class M8
Avg. Life (yrs)	6.66	4.44	3.59
Window (mos)	38-128	37-82	38-58
Expected Final Mat.	7/25/2016	9/25/2012	9/25/2010

Class M9
Avg. Life (yrs)	6.43	4.29	3.49
Window (mos)	38-118	37-76	38-54
Expected Final Mat.	9/25/2015	3/25/2012	5/25/2010

Class B
Avg. Life (yrs)	6.04	4.04	3.28
Window (mos)	38-103	37-66	37-46
Expected Final Mat.	6/25/2014	5/25/2011	9/25/2009

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the certificates.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1	5.83456	41	15.80280
2	16.99668	42	16.24084
3	16.71982	43	15.63603
4	18.19934	44	16.07093
5	16.19873	45	15.47041
6	16.52608	46	15.43509
7	15.82591	47	15.86712
8	16.21923	48	15.27671
9	15.57686	49	15.70595
10	15.47437	50	15.12285
11	15.72362	51	15.04771
12	15.05932	52	16.62855
13	15.25821	53	14.94629
14	14.50404	54	15.37344
15	14.20270	55	14.80668
16	15.36095	56	15.23118
17	13.52015	57	15.06862
18	13.58384	58	15.00367
19	12.75136	59	15.44048
20	12.74893	60	14.88129
21	11.90143	61	10.90807
22	13.97843	62	10.55662
23	14.81348	63	10.68844
24	14.70945	64	11.83404
25	15.46744	65	10.68919
26	15.22380	66	11.04588
27	15.48769	67	10.68994
28	17.59894	68	11.04666
29	16.02944	69	10.82198
30	16.15928	70	10.82234
31	15.11087	71	11.18345
32	15.38661	72	10.82305
33	14.73669	73	11.18419
34	15.46807	74	10.82377
35	15.87710	75	10.95539
36	15.26692	76	11.71132
37	15.67152	77	10.95612
38	15.31996	78	11.32170
39	15.23421	79	10.95685
40	17.59246	80	11.32246

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as described on page 1.

(3)

Assumes there are no losses on the mortgage loans.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.46%	31	2.84%
2	1.25%	32	2.95%
3	1.20%	33	2.82%
4	1.47%	34	2.97%
5	1.05%	35	3.09%
6	1.12%	36	2.94%
7	0.96%	37	3.07%
8	1.05%	38	2.86%
9	0.93%	39	2.91%
10	0.91%	40	3.36%
11	0.92%	41	2.96%
12	0.80%	42	3.10%
13	0.92%	43	2.97%
14	0.77%	44	3.10%
15	0.82%	45	2.98%
16	1.14%	46	3.01%
17	0.82%	47	3.13%
18	0.91%	48	2.98%
19	0.81%	49	3.11%
20	0.90%	50	2.96%
21	0.79%	51	2.95%
22	2.95%	52	3.42%
23	3.03%	53	2.98%
24	2.93%	54	3.13%
25	3.01%	55	2.97%
26	2.90%	56	3.12%
27	2.90%	57	3.36%
28	3.32%	58	3.37%
29	3.11%	59	3.54%
30	3.20%	60	3.37%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes 100% of the Prepayment Assumption as described on page 1.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SASCO 2005-OPT1 Collateral Summary

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
Fixed Rate	272	$17,041,491.07	2.83%	9.897%	0.00%	671	99.94%	57.53%
Subtotal (Non-IO):	272	$17,041,491.07	2.83%	9.897%	0.00%	671	99.94%	57.53%

Interest-Only Loans:
2/28 ARM (Libor)	1,575	$434,711,464.32	72.19%	6.474%	100.00%	646	78.89%	53.58%
3/27 ARM (Libor)	94	28,450,427.03	4.72	6.345	100.00	668	76.79	53.96
5/25 ARM (Libor)	267	81,813,410.39	13.59	6.311	100.00	660	79.65	59.62
15/15 ARM (Libor)	4	974,772.32	0.16	6.826	100.00	628	76.56	76.61
Fixed Rate	125	39,150,932.91	6.50	6.255	0.00	666	74.97	68.61
Subtotal (IO Loans):	2,065	$585,101,006.97	97.17%	6.431%	93.31%	650	78.63%	55.49%

Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

IO Term

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	2,065	$585,101,006.97	100.00%	6.431%	93.31%	650	78.63%	55.49%
Total:	2,065	$585,101,006.97	100.00%	6.431%	93.31%	650	78.63%	55.49%

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	115	$3,975,476.11	0.66%	10.083%	0.00%	649	99.85%	87.43%
50,000.01 - 100,000.00	193	15,122,897.05	2.51	8.988	38.14	654	91.50	69.49
100,000.01 - 150,000.00	352	44,116,052.82	7.33	7.255	89.35	636	79.51	80.42
150,000.01 - 200,000.00	370	65,141,330.35	10.82	6.820	92.40	638	76.76	73.42
200,000.01 - 250,000.00	313	70,107,266.45	11.64	6.668	94.81	647	78.07	67.05
250,000.01 - 300,000.00	226	62,168,680.56	10.32	6.488	94.11	649	78.66	59.44
300,000.01 - 350,000.00	207	67,389,321.64	11.19	6.438	90.89	651	78.90	44.71
350,000.01 - 400,000.00	180	67,496,400.91	11.21	6.216	93.24	653	79.75	46.03
400,000.01 - 450,000.00	111	47,302,808.21	7.86	6.080	94.69	663	80.28	44.02
450,000.01 - 500,000.00	94	44,620,604.79	7.41	6.138	94.63	658	79.51	43.38
500,000.01 - 550,000.00	47	24,641,473.02	4.09	6.079	87.18	654	79.97	55.20
550,000.01 - 600,000.00	50	28,662,077.67	4.76	6.162	94.08	661	81.24	36.30
600,000.01 - 650,000.00	22	13,830,623.43	2.30	6.256	100.00	655	80.01	41.20
650,000.01 >=	57	47,567,485.03	7.90	6.150	88.54	662	75.82	46.55
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Lien Position

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	2,065	$585,101,006.97	97.17%	6.431%	93.31%	650	78.63%	55.49%
2nd Lien	272	17,041,491.07	2.83	9.897	0.00	671	99.94	57.53
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	1,498	$340,487,197.94	56.55%	6.636%	92.01%	662	81.11%	57.01%
Cash Out Refinance	754	236,914,572.82	39.35	6.388	89.51	636	76.63	52.14
Rate/Term Refinance	85	24,740,727.28	4.11	6.408	83.27	646	78.28	68.12
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	2,312	$594,379,332.47	98.71%	6.531%	90.60%	651	79.27%	55.75%
Second Home	14	5,393,553.78	0.90	6.182	99.43	657	76.82	47.13
Investment	11	2,369,611.79	0.39	6.950	88.19	691	75.24	24.59
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Original Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
241 - 360	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Remaining Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
241 - 360	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	860	$295,895,102.21	49.14%	6.177%	89.62%	658	79.37%	47.09%
MA	175	42,846,840.51	7.12	6.850	90.29	654	78.83	52.96
FL	195	36,537,712.57	6.07	6.874	91.91	644	80.10	62.87
NY	110	35,133,085.86	5.83	6.601	90.04	654	77.44	43.00
VA	99	20,815,849.35	3.46	7.102	94.69	634	79.20	67.73
NJ	73	19,698,563.51	3.27	7.034	92.82	648	76.78	42.39
CO	86	15,237,222.62	2.53	6.538	92.06	643	79.79	81.08
AZ	72	13,761,080.29	2.29	6.872	93.83	627	77.42	83.25
WA	62	11,944,157.14	1.98	6.872	89.04	636	80.40	72.88
MD	47	11,047,879.53	1.83	6.978	92.92	648	79.51	69.51
Other	558	99,225,004.45	16.48	6.928	91.76	642	79.80	72.29
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Original Loan-to-Value Ratio

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	100	$26,417,416.37	4.39%	6.163%	82.95%	634	50.22%	51.90%
60.01 to 70.00%	136	42,544,536.90	7.07	6.248	86.80	632	66.26	45.66
70.01 to 80.00%	1,504	402,288,881.32	66.81	6.440	94.64	653	79.40	57.63
80.01 to 85.00%	170	61,841,910.60	10.27	6.427	94.00	646	84.21	47.30
85.01 to 90.00%	111	39,497,723.21	6.56	6.548	90.47	658	89.08	55.15
90.01 to 95.00%	35	10,186,879.06	1.69	6.802	100.00	659	94.44	70.52
95.01 to 100.00%	9	2,323,659.51	0.39	7.743	100.00	651	99.83	63.86
Subtotal (First Lien):	2,065	$585,101,006.97	97.17%	6.431%	93.31%	650	78.63%	55.49%

Second Lien Loans:
85.01 to 90.00%	1	$32,986.17	0.01%	10.250%	0.00%	665	90.00%	0.00%
90.01 to 95.00%	3	85,117.15	0.01	10.793	0.00	627	95.00	23.43
95.01 to 100.00%	268	16,923,387.75	2.81	9.891	0.00	671	99.99	57.81
Subtotal (Second Lien):	272	$17,041,491.07	2.83%	9.897%	0.00%	671	99.94%	57.53%

Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	99	$25,714,916.37	4.27%	6.155%	82.48%	633	50.03%	53.31%
60.01 to 70.00%	137	43,247,036.90	7.18	6.252	87.02	632	66.11	44.92
70.01 to 80.00%	346	118,653,652.38	19.71	6.388	87.05	635	78.14	41.60
80.01 to 85.00%	171	62,457,955.18	10.37	6.436	94.06	646	84.07	47.43
85.01 to 90.00%	116	42,783,993.28	7.11	6.532	89.47	659	88.19	55.53
90.01 to 95.00%	74	21,973,023.68	3.65	6.563	97.87	660	86.39	64.38
95.01 to 100.00%	1,122	270,270,429.18	44.88	6.477	98.16	661	80.17	64.62
Subtotal (First Lien):	2,065	$585,101,006.97	97.17%	6.431%	93.31%	650	78.63%	55.49%

Second Lien Loans:
85.01 to 90.00%	1	$32,986.17	0.01%	10.250%	0.00%	665	90.00%	0.00%
90.01 to 95.00%	3	85,117.15	0.01	10.793	0.00	627	95.00	23.43
95.01 to 100.00%	268	16,923,387.75	2.81	9.891	0.00	671	99.99	57.81
Subtotal (Second Lien):	272	$17,041,491.07	2.83%	9.897%	0.00%	671	99.94%	57.53%

Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

*Includes all liens on the mortgaged property.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
541 - 560	1	$99,800.00	0.02%	5.950%	100.00%	560	60.98%	100.00%
561 - 580	63	17,060,468.91	2.83	7.058	100.00	575	77.67	65.12
581 - 600	300	72,843,255.27	12.10	6.941	96.61	590	76.18	74.29
601 - 620	424	97,904,821.98	16.26	6.819	93.85	611	79.83	70.27
621 - 640	409	98,265,516.03	16.32	6.539	89.60	630	78.60	70.64
641 - 660	345	91,526,294.31	15.20	6.535	89.97	650	79.34	48.01
661 - 680	264	72,264,547.97	12.00	6.368	88.33	670	79.10	45.73
681 - 700	197	53,649,722.82	8.91	6.213	85.87	689	81.14	39.30
701 - 720	128	37,862,578.05	6.29	6.090	88.38	711	79.74	34.00
721 - 740	88	25,103,644.18	4.17	6.149	83.07	731	81.86	32.89
741 - 760	59	15,280,755.12	2.54	6.155	94.46	751	80.95	39.00
761 - 780	34	11,613,458.10	1.93	6.065	87.24	768	81.25	23.17
781 >=	25	8,667,635.30	1.44	6.181	84.85	793	81.21	35.37
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	1,778	$451,219,383.70	74.94%	6.522%	90.99%	650	79.09%	54.50%
PUD	304	84,413,671.08	14.02	6.561	90.84	645	80.18	64.10
Condo	178	41,952,384.98	6.97	6.616	89.81	667	80.18	59.05
2-4 Family	77	24,557,058.28	4.08	6.413	85.55	667	76.97	39.33
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Prepayment Penalty Term by Product Type ($)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$78,823,676.58	$28,011,398.40	$326,594,762.71	$1,281,626.63	$0.00	$0.00	$434,711,464.32
5/25 ARM (Libor)	11,189,292.91	9,642,034.35	2,762,879.39	58,219,203.74	0.00	0.00	81,813,410.39
Fixed Rate	10,444,150.52	4,118,941.01	10,361,309.29	31,268,023.16	0.00	0.00	56,192,423.98
3/27 ARM (Libor)	6,763,704.94	2,639,000.00	723,200.00	18,324,522.09	0.00	0.00	28,450,427.03
15/15 ARM (Libor)	228,000.00	265,999.95	259,122.37	221,650.00	0.00	0.00	974,772.32
Total:	$107,448,824.95	$44,677,373.71	$340,701,273.76	$109,315,025.62	$0.00	$0.00	$602,142,498.04

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	18.13%	6.44%	75.13%	0.29%	0.00%	0.00%	72.19%
5/25 ARM (Libor)	13.68	11.79	3.38	71.16	0.00	0.00	13.59
Fixed Rate	18.59	7.33	18.44	55.64	0.00	0.00	9.33
3/27 ARM (Libor)	23.77	9.28	2.54	64.41	0.00	0.00	4.72
15/15 ARM (Libor)	23.39	27.29	26.58	22.74	0.00	0.00	0.16
Total:	17.84%	7.42%	56.58%	18.15%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,514	$435,034,589.98	72.25%	6.345%	90.16%	653	79.24%	53.61%
None	519	107,448,824.95	17.84	7.037	90.28	649	79.11	55.33
2% of Amount Prepaid	84	19,646,019.55	3.26	7.021	97.48	632	78.48	66.43
1% of Amount Prepaid	62	10,749,169.59	1.79	7.154	99.17	635	80.24	70.55
2 Mo. Int. on Amount Prepaid > 33% Orig. Bal.	30	7,717,952.29	1.28	6.709	91.00	654	79.74	65.06
Other	128	21,545,941.68	3.58	6.886	92.23	645	79.75	74.97
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Documentation Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full	1,480	$334,467,117.67	55.55%	6.565%	89.04%	638	79.59%	100.00%
Stated	847	263,854,555.00	43.82	6.481	92.63	667	78.75	0.00
Limited	7	3,129,605.37	0.52	6.673	97.26	675	80.44	0.00
No Documentation	3	691,220.00	0.11	6.968	100.00	709	84.95	0.00
Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
5.01 to 10.00	2	$340,760.03	0.06%	6.975%	80.01%	642	84.00%	100.00%
10.01 to 15.00	4	896,593.50	0.15	6.439	100.00	614	89.82	100.00
15.01 to 20.00	9	1,607,529.68	0.27	7.046	98.07	619	79.87	100.00
20.01 to 25.00	39	7,574,554.83	1.26	6.402	67.29	637	70.65	100.00
25.01 to 30.00	87	18,142,450.51	3.01	6.634	89.32	641	77.50	100.00
30.01 to 35.00	152	32,730,376.27	5.44	6.464	91.04	637	78.02	100.00
35.01 to 40.00	205	43,645,517.23	7.25	6.551	89.47	643	80.76	100.00
40.01 to 45.00	316	69,297,700.46	11.51	6.665	90.41	636	79.90	100.00
45.01 to 50.00	305	71,161,604.86	11.82	6.559	86.78	639	79.52	100.00
50.01 to 55.00	289	71,575,498.61	11.89	6.548	88.77	639	80.38	100.00
55.01 to 60.00	72	17,494,531.69	2.91	6.447	97.01	633	80.76	100.00
Subtotal (Full Doc):	1,480	$334,467,117.67	55.55%	6.565%	89.04%	638	79.59%	100.00%

Non-Full Doc Loans:
Not Available	4	$1,422,220.00	0.24%	6.676%	100.00%	673	84.98%	0.00%
0.01 to 5.00	1	291,974.79	0.05	7.500	100.00	618	85.00	0.00
5.01 to 10.00	1	74,865.00	0.01	7.650	100.00	584	69.32	0.00
10.01 to 15.00	7	1,247,593.59	0.21	6.770	81.73	658	71.39	0.00
15.01 to 20.00	13	3,146,444.51	0.52	6.867	86.89	615	73.73	0.00
20.01 to 25.00	26	7,352,789.26	1.22	6.325	89.44	662	76.09	0.00
25.01 to 30.00	57	16,785,344.45	2.79	6.507	94.83	654	72.41	0.00
30.01 to 35.00	121	38,393,945.45	6.38	6.458	93.91	670	76.25	0.00
35.01 to 40.00	176	54,095,682.93	8.98	6.473	90.80	671	79.58	0.00
40.01 to 45.00	242	74,118,666.20	12.31	6.508	91.53	670	80.39	0.00
45.01 to 50.00	168	57,489,610.78	9.55	6.426	94.70	668	79.99	0.00
50.01 to 55.00	41	13,256,243.41	2.20	6.619	95.40	653	79.52	0.00
Subtotal (Non-Full Doc):	857	$267,675,380.37	44.45%	6.484%	92.70%	667	78.79%	0.00%

Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
Less than 5.501	162	$60,405,979.08	10.03%	5.307%	100.00%	680	77.93%	53.95%
5.501 to 6.000	369	128,455,628.28	21.33	5.815	100.00	667	77.70	52.36
6.001 to 6.500	400	123,755,960.34	20.55	6.293	100.00	652	78.55	48.18
6.501 to 7.000	460	121,377,107.27	20.16	6.784	100.00	638	79.35	55.50
7.001 to 7.500	281	61,741,822.75	10.25	7.268	100.00	627	79.89	64.20
7.501 to 8.000	174	34,263,195.95	5.69	7.753	100.00	620	80.72	60.09
8.001 to 8.500	73	12,297,930.30	2.04	8.223	100.00	608	83.06	69.24
8.501 to 9.000	15	2,580,256.59	0.43	8.752	100.00	604	87.05	60.56
9.001 to 9.500	5	773,193.50	0.13	9.293	100.00	592	85.71	83.94
9.501 to 10.000	1	299,000.00	0.05	9.650	100.00	573	65.00	0.00
Subtotal (ARM Loans):	1,940	$545,950,074.06	90.67%	6.444%	100.00%	649	78.89%	54.55%

Fixed Rate Loans:
5.501 to 6.000	46	$17,926,017.89	2.98%	5.863%	0.00%	678	73.32%	75.15%
6.001 to 6.500	43	13,603,430.83	2.26	6.303	0.00	670	75.84	64.74
6.501 to 7.000	22	4,949,100.00	0.82	6.773	0.00	636	75.67	48.05
7.001 to 7.500	7	1,353,154.60	0.22	7.300	0.00	637	81.98	65.40
7.501 to 8.000	4	712,793.66	0.12	7.899	0.00	600	79.02	100.00
8.001 to 8.500	28	2,120,402.92	0.35	8.399	0.00	700	94.59	100.00
8.501 to 9.000	16	983,849.47	0.16	8.731	0.00	681	98.16	90.39
9.001 to 9.500	46	3,432,879.27	0.57	9.418	0.00	711	100.00	29.59
9.501 to 10.000	56	3,698,284.47	0.61	9.807	0.00	671	99.92	51.38
10.001 to 10.500	70	4,442,793.23	0.74	10.392	0.00	645	99.90	59.30
10.501 to 11.000	57	2,895,012.64	0.48	10.942	0.00	625	100.00	63.04
Greater than 11.000	2	74,705.00	0.01	11.333	0.00	616	96.65	33.06
Subtotal (Fixed Rate):	397	$56,192,423.98	9.33%	7.360%	0.00%	667	82.54%	65.25%

Total:	2,337	$602,142,498.04	100.00%	6.529%	90.67%	651	79.23%	55.55%

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 3.000	5	$2,264,052.66	0.41%	5.499%	100.00%	645	79.03%	61.02%
3.001 - 3.500	37	13,574,304.59	2.49	5.368	100.00	696	77.48	63.66
3.501 - 4.000	210	77,136,556.20	14.13	5.603	100.00	689	77.40	48.40
4.001 - 4.500	386	129,652,685.69	23.75	6.007	100.00	663	77.65	48.53
4.501 - 5.000	480	130,139,826.08	23.84	6.470	100.00	646	78.65	57.30
5.001 - 5.500	437	108,952,031.93	19.96	6.908	100.00	629	79.70	59.37
5.501 - 6.000	258	56,582,704.71	10.36	7.256	100.00	617	80.65	60.27
6.001 - 6.500	86	18,819,059.23	3.45	7.697	100.00	617	82.98	49.90
6.501 - 7.000	30	6,801,493.01	1.25	7.961	100.00	617	85.62	48.56
7.001 - 7.500	8	1,470,359.96	0.27	8.447	100.00	606	85.67	78.32
7.501 - 8.000	3	557,000.00	0.10	9.037	100.00	607	91.06	56.91
Total:	1,940	$545,950,074.06	100.00%	6.444%	100.00%	649	78.89%	54.55%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
3.000	1,940	$545,950,074.06	100.00%	6.444%	100.00%	649	78.89%	54.55%
Total:	1,940	$545,950,074.06	100.00%	6.444%	100.00%	649	78.89%	54.55%

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	1,940	$545,950,074.06	100.00%	6.444%	100.00%	649	78.89%	54.55%
Total:	1,940	$545,950,074.06	100.00%	6.444%	100.00%	649	78.89%	54.55%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
9.501 - 10.000	1	$121,600.00	0.02%	3.900%	100.00%	626	80.00%	100.00%
10.001 - 10.500	1	159,200.00	0.03	4.400	100.00	587	80.00	100.00
10.501 - 11.000	5	2,416,244.39	0.44	4.992	100.00	659	81.17	87.12
11.001 - 11.500	155	57,708,934.69	10.57	5.325	100.00	682	77.78	52.34
11.501 - 12.000	369	128,455,628.28	23.53	5.815	100.00	667	77.70	52.36
12.001 - 12.500	400	123,755,960.34	22.67	6.293	100.00	652	78.55	48.18
12.501 - 13.000	460	121,377,107.27	22.23	6.784	100.00	638	79.35	55.50
13.001 - 13.500	281	61,741,822.75	11.31	7.268	100.00	627	79.89	64.20
13.501 - 14.000	174	34,263,195.95	6.28	7.753	100.00	620	80.72	60.09
14.001 - 14.500	73	12,297,930.30	2.25	8.223	100.00	608	83.06	69.24
14.501 - 15.000	15	2,580,256.59	0.47	8.752	100.00	604	87.05	60.56
15.001 - 15.500	5	773,193.50	0.14	9.293	100.00	592	85.71	83.94
15.501 - 16.000	1	299,000.00	0.05	9.650	100.00	573	65.00	0.00
Total:	1,940	$545,950,074.06	100.00%	6.444%	100.00%	649	78.89%	54.55%

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	162	$60,405,979.08	11.06%	5.307%	100.00%	680	77.93%	53.95%
5.501 - 6.000	369	128,455,628.28	23.53	5.815	100.00	667	77.70	52.36
6.001 - 6.500	400	123,755,960.34	22.67	6.293	100.00	652	78.55	48.18
6.501 - 7.000	460	121,377,107.27	22.23	6.784	100.00	638	79.35	55.50
7.001 - 7.500	282	62,071,192.15	11.37	7.272	100.00	627	79.89	63.86
7.501 - 8.000	173	33,933,826.55	6.22	7.751	100.00	620	80.73	60.68
8.001 - 8.500	73	12,297,930.30	2.25	8.223	100.00	608	83.06	69.24
8.501 - 9.000	15	2,580,256.59	0.47	8.752	100.00	604	87.05	60.56
9.001 - 9.500	5	773,193.50	0.14	9.293	100.00	592	85.71	83.94
9.501 - 10.000	1	299,000.00	0.05	9.650	100.00	573	65.00	0.00
Total:	1,940	$545,950,074.06	100.00%	6.444%	100.00%	649	78.89%	54.55%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
13 - 24	1,575	$434,711,464.32	79.62%	6.474%	100.00%	646	78.89%	53.58%
25 - 36	94	28,450,427.03	5.21	6.345	100.00	668	76.79	53.96
37 >=	271	82,788,182.71	15.16	6.317	100.00	659	79.62	59.82
Total:	1,940	$545,950,074.06	100.00%	6.444%	100.00%	649	78.89%	54.55%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.